Exhibit 10.1

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERICK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K.  A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

FIFTH AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Amendment”) is made as of this 25th day of September, 2020 by and among SMTC Corporation, a Delaware corporation (“SMTC”), SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc., a Delaware corporation (“HTM”), MC TEST SERVICE, INC., a Florida corporation (“MC Test”), MC ASSEMBLY INTERNATIONAL LLC, a Delaware limited liability company (“MC Assembly International”), MC ASSEMBLY LLC, a Delaware limited liability company (“MC Assembly” and together with SMTC, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other Person joined hereto as a borrower from time to time, each a “Borrower” and collectively the “Borrowers”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.On November 8, 2018, Borrowers, Lenders and Agent entered into, inter alia, a certain Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, supplemented, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”) to reflect certain financing arrangements between the parties thereto.

B.The Borrowers have requested, and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to modify certain definitions, terms and provisions of the Credit Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.Definitions.

(a)Interpretation.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.  In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern and control.

2.Amendment.

(a)Section 1.2 of the Credit Agreement is hereby amended by adding the following defined term in the proper alphabetical order:

“Eligible Consigned Inventory” shall mean Inventory that would be Eligible Inventory but for the fact that it is Consigned Inventory, but only if (a) such Inventory is located with [***] (“[***]”), (b) such Inventory is located with [***] for purchase by [***], (c) Agent has received and been reasonably satisfied with its review of the consignment agreement between the applicable Loan Party and [***], (d) the applicable Loan Party has duly filed a Uniform Commercial Code filing, as applicable, as to such consignment arrangement with respect to [***] and assigned such filing to Agent, (e) all applicable notices to the holders of Liens with respect to the inventory of [***] have received notice of such Loan Party’s and Agent’s interests and (f) Agent has received a Lien Waiver Agreement satisfactory to Agent in its Permitted Discretion, duly executed by [***].

(b)The definition of “Consolidated EBITDA” in Section 1.2 of the Credit Agreement is hereby amended by replacing clause (xix) in its entirety as follows:

(xix)     non-recurring labor costs, temporary employee bonuses to reduce absenteeism, personal protective equipment costs, facility sanitization costs, and excess freight and logistics costs, in an aggregate amount not to exceed (A) $200,000 for the Fiscal Quarter ended March 31, 2020, (B) $1,000,000 for the Fiscal Quarter ending June 30, 2020, and (C) $1,500,000 for the Fiscal Quarter ending September 27, 2020; and

(c)The definition of “Eligible Inventory” in Section 1.2 of the Credit Agreement is hereby amended by amending and restating the following definition:

“Eligible Inventory” shall mean and include Inventory, excluding work in process, with respect to each Borrower, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent’s Permitted Discretion, obsolete, slow moving or unmerchantable and which Agent, in its Permitted Discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including whether the Inventory is subject to a perfected, first priority security interest in favor of Agent and no other Lien (other than a Permitted Encumbrance).  In addition, Inventory shall not be Eligible Inventory if it (i) does not conform to all standards imposed by any Governmental Body which has regulatory authority over such goods or the use or sale thereof, (ii) is in transit, (iii) is located outside of the continental United States of America or Mexico or at a location that is not otherwise in compliance with this Agreement, (iv) constitutes Consigned Inventory, other than Eligible Consigned Inventory, (v) is the subject of an Intellectual Property Claim; (vi) is subject to a License Agreement or other agreement that limits, conditions or restricts any Borrower’s or Agent’s right to sell or otherwise dispose of such Inventory, unless Agent is a party to a Licensor/Agent Agreement with the Licensor under such License Agreement; (vii) is situated at a location not owned by a Borrower unless the owner or occupier of such location has executed in favor of Agent a Lien Waiver Agreement; or (viii) or if the sale of such Inventory would result in an ineligible Receivable.

(d)Section 2.1(c) of the Credit Agreement is hereby amended by amending and restating the following section:

(c)Sublimit for Revolving Advances made against Inventory.  The aggregate amount of Revolving Advances made to Borrowers against (i) Eligible Inventory shall not exceed $35,000,000 in the aggregate at any time outstanding; (ii) Eligible Inventory located in Mexico in the aggregate shall not exceed $15,000,000 in the aggregate at any time outstanding and (iii) Eligible Consigned Inventory shall not exceed $2,000,000 in the aggregate at any time outstanding.

3.Representations and Warranties.  Each Borrower hereby:

(a)reaffirms all representations and warranties made to Agent and Lenders under the Credit Agreement and all of the Other Documents and confirms that all are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on and as of the date hereof, except for representations and warranties which related exclusively to an earlier date, which shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date;

(b)reaffirms all of the covenants contained in the Credit Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Credit Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)represents and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents;

(d)represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

4.Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon:

(a)execution and delivery of this Amendment by all parties hereto;

(b)receipt by Agent of an executed copy of the Amendment No. 6 to Financing Agreement, in form and substance reasonably satisfactory to Agent;

(c)on the date of this Amendment and after giving effect hereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

5.Further Assurances.  Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

6.[Reserved].

7.Payment of Expenses.  Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.Reaffirmation of Credit Agreement.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

9.Acknowledgment of Guarantors.  By execution of this Amendment, each Guarantor hereby covenants and agrees that each of its respective Amended and Restated Guaranty and Suretyship Agreements, dated November 8, 2018, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers to Agent and Lenders.

10.Miscellaneous.

(a)Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)Counterparts.  This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Any signature to this Amendment delivered by a party by facsimile or other electronic means of transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

LOAN PARTIES:

SMTC CORPORATION

By:/s/ Edward Smith

Name:Edward Smith

Title:President and Chief Executive Officer

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:/s/ Edward Smith

Name:Edward Smith

Title:President and Chief Executive Officer

SMTC MEX HOLDINGS INC.

By:/s/ Edward Smith

Name:Edward Smith

Title:Chief Executive Officer

HTM HOLDINGS, INC.

By:/s/ Edward Smith

Name:Edward Smith

Title:Chief Executive Officer

MC TEST SERVICE, INC.

By:/s/ Edward Smith

Name:Edward Smith

Title:Chief Executive Officer

MC ASSEMBLY INTERNATIONAL LLC

By:/s/ Edward Smith

Name:Edward Smith

Title:Chief Executive Officer

[Signature Page to FIFTH Amendment to amended and restated Revolving Credit and Security Agreement]

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MC ASSEMBLY LLC

By:/s/ Edward Smith

Name:Edward Smith

Title:Chief Executive Officer

[Signature Page to FIFTH Amendment to amended and restated Revolving Credit and Security Agreement]

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AGENT AND LENDERS:PNC BANK, NATIONAL ASSOCIATION,

  as Agent and Lender

By: /s/ James Sierakowski

Name: James Sierakowski

Title: Senior Vice President

[Signature Page to FIFTH Amendment to amended and restated Revolving Credit and Security Agreement]

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